UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2013

PLANET PAYMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	00035699	13-4084693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

670 Long Beach Blvd. Long Beach, NY	11561
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  516-670-3200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)  The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Planet Payment, Inc. (the “Company”) was held on Friday June 14, 2013 at 2:00 p.m. New York time, in the Company’s offices at 670 Long Beach Blvd., Long Beach, NY 11561.  Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

(b) The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter were as indicated:

(1)                                 Jonathan Kaiden and Cameron R. M. McColl, were each elected to serve as Class I directors of the Company for a three-year term expiring at the 2016 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their respective earlier resignation or removal.

Jonathan Kaiden

Votes

For: 38,723,191

Withheld: 493,788

Broker Non-Votes: 10,762,944

Cameron R. M. McColl

Votes

For: 38,982,551

Withheld: 234,428

Broker Non-Votes: 10,762,944

(2)                                 The appointment of BDO USA, LLP, the Company’s independent registered public accounting firm, for 2013 was ratified.

Votes

For: 49,976,810

Against: 3,113

Abstained: 0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

Date: June 18, 2013	By:	/s/ Graham N. Arad
		Name:	Graham N. Arad
		Title:	Director, Senior Vice President,
General Counsel